November 15, 2013

THE DREYFUS/LAUREL FUNDS, INC.

Dreyfus Disciplined Stock Fund

Supplement to Summary and Statutory Prospectuses

dated March 1, 2013

The following information supersedes and replaces the information contained in “Portfolio Management” in the summary prospectus and “Fund Summary- Portfolio Management” in the statutory prospectus:

The fund’s investment adviser is The Dreyfus Corporation.  Sean P. Fitzgibbon, CFA, is the fund’s primary portfolio manager, a position he has held since October 2004.  Mr. Fitzgibbon is a senior managing director, portfolio manager, research analyst and head of the global core equity team at The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation.  Mr. Fitzgibbon also is an employee of The Dreyfus Corporation.

The following information supersedes and replaces portfolio manager information in the “Fund Details - Management” in the statutory prospectus:

Sean P. Fitzgibbon, CFA, is the fund’s primary portfolio manager, a position he has held since October 2004. Mr. Fitzgibbon is a senior managing director, portfolio manager, research analyst and head of the global core equity team at The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus, where he has been employed since 1991.  Mr. Fitzgibbon also has been employed by Dreyfus since October 2004.